Exhibit 10.5

EXECUTION VERSION

AMENDMENT NO. 1 TO TERM LOAN AGREEMENT

AMENDMENT NO. 1 (this “Amendment”), dated as of May 17, 2018, is entered into among CVS Health Corporation, a Delaware corporation (the “Borrower”), Barclays Bank PLC, as Administrative Agent and the Lenders party hereto (the “Consenting Lenders”). Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Term Loan Agreement (as defined below).

WHEREAS, the Borrower, the Lenders party thereto and Barclays Bank PLC, as Administrative Agent, entered into that certain Term Loan Agreement, dated as of December 15, 2017 (the “Term Loan Agreement”); and

WHEREAS, the Borrower has requested that the Lenders amend the Term Loan Agreement as set forth below.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section 10.01 of the Term Loan Agreement, the parties hereto hereby agree as follows:

1.         Amendments. The Term Loan Agreement is hereby amended as follows:

(a)   Section 1.01 of the Term Loan Agreement is hereby amended to add the following definition in appropriate alphabetical order to read as follows:

“Amendment No. 1”: Amendment No. 1 to Term Loan Agreement, dated as of May 17, 2018, by and among the Borrower, the Administrative Agent and the Lenders party thereto.

“Amendment No. 1 Effective Date”: May 17, 2018.

“Existing 2018 Credit Agreement”: the Five Year Credit Agreement, dated as of May 17, 2018, by and among the Borrower, the lenders party thereto from time to time, Barclays and JPMC, as co‑syndication agents, BofA, Goldman Sachs and Wells Fargo, as co-documentation agents, and BNY Mellon, as administrative agent, as amended, amended and restated, supplemented, replaced or otherwise modified from time to time.

“Insurance Subsidiary”: any Subsidiary subject to regulation by the commissioner of insurance, the commissioner of health or any equivalent Governmental Authority in any applicable jurisdiction.

(b)   Section 1.01 of the Term Loan Agreement is hereby further amended by amending and restating the following definitions in their entirety to read as follows:

“Authorized Officer” means, relative to the Borrower, those of its officers whose signatures and incumbency shall have been certified in writing to the Administrative Agent and the Lenders pursuant to Section 5.01(c) or any successor thereto.

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“Existing 364-Day Credit Agreement”: the 364-Day Credit Agreement, dated as of May 17, 2018, by and among the Borrower, the lenders party thereto from time to time, BofA, Goldman Sachs and Wells Fargo, as co‑syndication agents, Barclays and JPMC, as co-documentation agents, and BNY Mellon, as administrative agent, as the same may be amended, amended and restated, supplemented, replaced or otherwise modified from time to time.

“Loan Documents”: this Agreement, Amendment No. 1 and, upon the execution and delivery thereof, the Notes, if any.”

(c)   Section 1.01 of the Term Loan Agreement is hereby amended to delete the definition of “Existing 2014 Credit Agreement” set forth therein.

(d)   Section 4.05(b) of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(b)      No provision of any existing material mortgage, material indenture, material contract or material agreement or of any existing statute, rule, regulation, judgment, decree or order binding on the Borrower or any Subsidiary (other than any Insurance Subsidiary in the case of clause (i) and clause (ii) below) or affecting the Property of the Borrower or such Subsidiary (i) conflicts with any Loan Document, (ii) requires any consent which has not already been obtained with respect to any Loan Document, or (iii) would in any way prevent the execution, delivery or performance by the Borrower of the terms of any Loan Document.  Neither the execution and delivery, nor the performance, by the Borrower of the terms of each Loan Document will constitute a default under, or result in the creation or imposition of, or obligation to create, any Lien upon the Property of the Borrower or any Subsidiary (other than any Insurance Subsidiary) pursuant to the terms of any such mortgage, indenture, contract or agreement.”

(e)   Section 6.03 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Keep, and cause each Subsidiary to keep, insurance with responsible insurance companies (and/or a plan of self-insurance) in such amounts and against such risks as is usually carried by the Borrower or such Subsidiary.”

(a)   Section 7.07 of the Term Loan Agreement is hereby amended by (i) inserting in the opening paragraph thereof the parenthetical phrase “(other than any Insurance Subsidiary)” immediately following the phrase “Permit or cause any of the Subsidiaries” contained therein, and (ii) amending and restating clause (d) thereof as follows:

“(d)      Dividend Restrictions contained in any other credit agreement so long as such Dividend Restrictions are no more restrictive than those contained in this Agreement (including Dividend Restrictions contained in the Existing 364-Day Credit Agreement, the Existing 2015 Credit Agreement, the Existing Five Year Credit Agreement, the Existing 2018 Credit Agreement, and the CVS Bridge Facility).”

(b)   Section 7.08 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

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“Enter into any agreement (other than (a) this Agreement, (b) any other credit agreement that is substantially similar to this Agreement, (c) purchase money financings or capital leases permitted by this Agreement (provided that any prohibition or limitation therein shall only be effective against the assets financed thereby), (d) customary restrictions and conditions contained in agreements relating to the Disposition of a Subsidiary, property or assets pending such Disposition, provided such restrictions and conditions apply only to such Subsidiary, property or assets, (e) restrictions and conditions contained in documentation relating to a Subsidiary in existence on and as of the Amendment No. 1 Effective Date, (f) restrictions and conditions contained in documentation relating to a Subsidiary acquired after the Amendment No. 1 Effective Date, provided that such restriction or condition (x) existed at the time such Person became a Subsidiary and was not created in contemplation of or in connection with such Person becoming a Subsidiary and (y) applies only to such Subsidiary, and (g) customary provisions in joint venture agreements, leases, licenses and other contracts restricting or conditioning the assignment or encumbrance thereof, including, without limitation, licenses and sublicenses of patents, trademarks, copyrights and similar intellectual property rights) or permit any Subsidiary (other than any Insurance Subsidiary) so to do, which prohibits or limits the ability of the Borrower or such Subsidiary to create, incur, assume or suffer to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, to secure the obligations of the Borrower hereunder.”

(c)   Section 10.11 of the Term Loan Agreement is hereby amended by inserting the phrase “the extent” immediately following the phrase “; provided,  however, to”.

2.         Condition Precedent. This Amendment shall become effective on and as of the date hereof (the “Amendment No. 1 Effective Date”) upon the receipt by the Administrative Agent, of counterparts of this Amendment executed by the Borrower and Consenting Lenders constituting Required Lenders. Upon satisfaction of the condition precedent set forth in this Section 2, the Administrative Agent shall provide the Borrower and the Lenders with written confirmation that this Amendment has become effective.

3.         Representations and Warranties. The Borrower hereby represents and warrants as follows:

(a)        The Borrower has full corporate power and authority to enter into, execute, deliver and perform the terms of this Amendment, all of which has been duly authorized by all proper and necessary corporate action.

(b)        This Amendment has been duly executed and delivered by the Borrower and constitutes the valid and legally binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles relating to the availability of specific performance as a remedy.

(c)        The Borrower represents and warrants to the Lenders that the Specified Representations (other than the representations and warranties set forth in the last sentence of Section 4.14 and in Section 4.15 of the Term Loan Agreement) are true and correct in all

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material respects on the date hereof, unless such representations relate to an earlier date, in which case such representations shall have been true and correct in all material respects as of such earlier date.

4.         Miscellaneous.

(a)   Except as expressly amended hereby, the Term Loan Agreement and the other Loan Documents shall remain in full force and effect.

(b)   On and after the Amendment No. 1 Effective Date, each reference in the Term Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Term Loan Agreement, and each reference in the other Loan Documents to “the Term Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Term Loan Agreement, shall mean and be a reference to the Term Loan Agreement as modified hereby. This Amendment shall constitute a Loan Document.

(c)   This Amendment may be executed on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement.  It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.  A set of the copies of this Amendment signed by all of the parties hereto shall be lodged with each of the Borrower and the Administrative Agent.  Delivery of an executed counterpart of a signature page of this Amendment by fax or other electronic means (e.g., “.pdf” or “.tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

(d)   This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York.

[signature pages follow]

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The parties have caused this Amendment to be duly executed as of the date first written above.

CVS HEALTH CORPORATION

By:	/s/ Carol A. DeNale
Name:	Carol A. DeNale
Title:	Senior Vice President and Treasurer

[Amendment No. 1 to Term Loan Agreement]

Barclays Bank PLC,
as Administrative Agent and a Lender

By:	/s/ Ritam Bhalla
Name:	Ritam Bhalla
Title:	Director

[Amendment No. 1 to Term Loan Agreement]

The undersigned Lender hereby consents to Amendment No. 1 to the Term Loan Agreement.

GOLDMAN SACHS BANK USA

By:	/s/ Robert Ehudin
Name:	Robert Ehudin
Title:	Authorized Signatory

[Amendment No. 1 to Term Loan Agreement]

The undersigned Lender hereby consents to Amendment No. 1 to the Term Loan Agreement.

BANK OF AMERICA, N.A.

By:	/s/ Carlos J. Medina
Name:	Carlos J. Medina
Title:	Director

[Amendment No. 1 to Term Loan Agreement]

The undersigned Lender hereby consents to Amendment No. 1 to the Term Loan Agreement.

Wells Fargo Bank, N.A.

By:	/s/ Christopher M. Johnson
Name:	Christopher M. Johnson
Title:	Director

[Amendment No. 1 to Term Loan Agreement]

The undersigned Lender hereby consents to Amendment No. 1 to the Term Loan Agreement.

JPMorgan Chase Bank, N.A.

By:	/s/ Vanessa Chiu
Name:	Vanessa Chiu
Title:	Executive Director

[Amendment No. 1 to Term Loan Agreement]

The undersigned Lender hereby consents to Amendment No. 1 to the Term Loan Agreement.

MUFG BANK, LTD. (formerly known as The
Bank of Tokyo Mitsubishi UFJ, Ltd.), as a Lender

By:	/s/ Kevin Wood
Name:	Kevin Wood
Title:	Director

[Amendment No. 1 to Term Loan Agreement]

The undersigned Lender hereby consents to Amendment No. 1 to the Term Loan Agreement.

Mizuho Bank, Ltd.,

By:	/s/ Tracy Rahn
Name:	Tracy Rahn
Title:	Authorized Signatory

[Amendment No. 1 to Term Loan Agreement]

The undersigned Lender hereby consents to Amendment No. 1 to the Term Loan Agreement.

SunTrust Bank

By:	/s/ Johnetta Bush
Name:	Johnetta Bush
Title:	Director

[Amendment No. 1 to Term Loan Agreement]

The undersigned Lender hereby consents to Amendment No. 1 to the Term Loan Agreement.

ROYAL BANK OF CANADA

By:	/s/ Gordon MacArthur
Name:	Gordon MacArthur
Title:	Authorized Signatory

[Amendment No. 1 to Term Loan Agreement]

The undersigned Lender hereby consents to Amendment No. 1 to the Term Loan Agreement.

KeyBank National Association

By:	/s/ Marianne T. Meil
Name:	Marianne T. Meil
Title:	Senior Vice President

[Amendment No. 1 to Term Loan Agreement]

The undersigned Lender hereby consents to Amendment No. 1 to the Term Loan Agreement.

SANTANDER BANK, N.A.

By:	/s/ Xavier Ruiz Sena
Name:	Xavier Ruiz Sena
Title:	Managing Director

[Amendment No. 1 to Term Loan Agreement]

The undersigned Lender hereby consents to Amendment No. 1 to the Term Loan Agreement.

Sumitomo Mitsui Banking Corp.

By:	/s/ Katsuyuki Kubo
Katsuyuki Kubo
Managing Director

[Amendment No. 1 to Term Loan Agreement]

The undersigned Lender hereby consents to Amendment No. 1 to the Term Loan Agreement.

PNC BANK, NATIONAL ASSOCIATION, as a
Lender

By:	/s/ William P. Herold
Name:	William P. Herold
Title:	Vice President

[Amendment No. 1 to Term Loan Agreement]

The undersigned Lender hereby consents to Amendment No. 1 to the Term Loan Agreement.

Bank of China, New York Branch

By:	/s/ Raymond Qiao
Name:	Raymond Qiao
Title:	Executive Vice President

[Amendment No. 1 to Term Loan Agreement]

The undersigned Lender hereby consents to Amendment No. 1 to the Term Loan Agreement.

Industrial and Commercial Bank of China
Limited, New York Branch

By:	/s/ Hsiwei Chen
Name:	Hsiwei Chen
Title:	VP

By:	/s/ Pinyen Shih
Name:	Pinyen Shih
Title:	Executive Director

[Amendment No. 1 to Term Loan Agreement]

The undersigned Lender hereby consents to Amendment No. 1 to the Term Loan Agreement.

TD BANK, N.A.

By:	/s/ Uk-Sun Kim
Name:	Uk-Sun Kim
Title:	Senior Vice President

[Amendment No. 1 to Term Loan Agreement]

The undersigned Lender hereby consents to Amendment No. 1 to the Term Loan Agreement.

Guggenheim Life and Annuity Company

By:	/s/ Ryan T. Cloud
Name:	Ryan T. Cloud
Title:	Assistant Secretary

[Amendment No. 1 to Term Loan Agreement]